                                                                    EXHIBIT 10.1

                         WAIVER TO THE CREDIT AGREEMENT
                         ------------------------------

               WAIVER TO THE CREDIT AGREEMENT (this "Waiver"), dated as of September 25, 2001, among WYNDHAM INTERNATIONAL, INC., a Delaware corporation (the "Borrower"), the Lenders from time to time party to the Credit Agreement referred to below (the "Lenders"), J.P. MORGAN SECURITIES INC. (f/k/a Chase Securities Inc.) ("JP Morgan"), as Lead Arranger and Book Manager, BANK OF AMERICA, N.A. (f/k/a Nationsbank, N.A.) and BANKERS TRUST COMPANY as Syndication Agents (each a "Syndication Agent", together the "Syndication Agents"), CREDIT LYONNAIS NEW YORK BRANCH, as Documentation Agent, BEAR STEARNS CORPORATE LENDING INC., as Co-Documentation Agent (each a "Documentation Agent", together the "Documentation Agents") and THE CHASE MANHATTAN BANK, as Administrative Agent (the "Administrative Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H :
                              - - - - - - - - - -

               WHEREAS, the Borrower, the Lenders, JP Morgan, the Syndication Agents, the Documentation Agents and the Administrative Agent are parties to a Credit Agreement, dated as of June 30, 1999 (as amended, modified or supplemented to, but not including, the date hereof, the "Credit Agreement");

               WHEREAS, the parties hereto wish to provide for certain waivers to the Credit Agreement as herein provided; and

               WHEREAS, subject to the terms and conditions of this Waiver, the parties hereto agree as follows:

               1. For the period (the "Waiver Period") from the Waiver Effective Date (as defined below) to and including the earlier of (i) February 28, 2002 and (ii) the date, if any, that the Borrower violates any of the agreements in this Waiver, the Lenders hereby waive the Borrower's obligation to comply with Sections 6.01(a), (b) or (c) of the Credit Agreement with respect to the Test Periods ending on September 30, 2001 and December 31, 2001. This waiver shall have no force or effect after the Waiver Period.

               2. In order to induce the Lenders to enter into this Waiver, the Borrower hereby agrees that notwithstanding anything to the contrary contained in the Credit Agreement, at all times during the Waiver Period the Borrower's Available Total Revolving Commitment (as defined below) shall not be less than $l00,000,000. For the purposes of this Section, the term "Available Total Revolving Commitment" shall mean the difference between (I) the Total Revolving Commitment and (II) the sum of the aggregate outstanding principal amount of Revolving Loans, LC Obligations and Swingline Loans.

               3. In order to induce the Lenders to enter into this Waiver, the Borrower hereby agrees that notwithstanding anything to the contrary contained in the Credit Agreement, during the Waiver Period, to the extent the Borrower or any of its Subsidiaries incurs any Indebtedness secured by mortgages on any currently unencumbered Real Property owned or leased by the Borrower or any of its Subsidiaries, it shall apply 100% of the Net Cash Proceeds received from such Indebtedness to repay Term Loans and Increasing Rate Loans then outstanding on a pro rata basis (based on the principal amount of
                            --- ----
Term Loans and Increasing Rate Loans then outstanding).

               4. In order to induce the Lenders to enter into this Waiver, the Borrower hereby agrees that notwithstanding anything to the contrary contained in the Credit Agreement, including, without limitation, in Section 2.11(d), Net Cash Proceeds received by the Borrower or any of its Subsidiaries from any Asset Disposition or Exchange (other than like-kind exchanges pursuant to and in compliance with Section 1031 of the Code) occurring during the Waiver Period shall be applied, without giving effect to any Reinvestment Notice delivered in respect of such Asset Disposition or Exchange, (x) 50% to repay Increasing Rate Loans then outstanding and, to the extent that the Increasing Rate Loans have been repaid in full, to repay Term Loans then outstanding, (y) 37.5% to repay Term Loans then outstanding and (z) 12.5% to repay outstanding Revolving Loans and Swingline Loans (without any corresponding commitment reduction); provided that 100% of the Net Cash Proceeds above $400,000,000 received by the Borrower and its Subsidiaries from the sale of Non-Core Assets and the Net Cash Proceeds received by the Borrower or any of its Subsidiaries from the disposition of Core Assets to a Joint Venture of the Borrower or any of its Subsidiaries shall be first applied to repay Increasing Rate Loans then outstanding and then to repay the Term Loans then outstanding.

               5. In order to induce the Lenders to enter into this Waiver, the Borrower agrees that notwithstanding anything to the contrary contained in the Credit Agreement, including without limitation, in Section 5.02(b), the Borrower shall furnish to the Administrative Agent (with sufficient copies for each Lender) no later than February 28, 2002 a certificate of a Responsible Officer and a Compliance Certificate for the fiscal year of the Borrower ending December 31, 2001 satisfying a11 of the requirements contained in Section 5.02(b) of the Credit Agreement.

               6. In order to induce the Lenders to enter into this Waiver, the Borrower hereby agrees that notwithstanding anything to the contrary contained in the Credit Agreement, as soon as available, and in any event no later than the last day of the following month after the end of every fiscal month during the Waiver Period, the Borrower shall provide the Administrative Agent (with sufficient copies for each Lender) liquidity, cash flow and summary operating information for such fiscal month prepared by the Borrower in a form satisfactory to the Administrative Agent.

               7. In order to induce the Lenders to enter into this Waiver, the Borrower hereby agrees that notwithstanding anything to the contrary contained in the Credit Agreement, beginning December 1, 2001, the Borrower will work diligently with the Administrative Agent and the Administrative Agent's counsel to prepare and negotiate mortgage documents (including incorporating therein the input of local counsel) and other related documents (including title work), and identifying and analyzing any potential third parties consent issues, such that on February 28, 2002, the Borrower and its Subsidiaries shall be in a position to execute mortgages and other related documents in favor of the Collateral Agent on substantially all of the unencumbered Hotels of the Borrower and any of its Subsidiaries (it being understood and agreed that nothing in this Section 7 or elsewhere in this Waiver shall obligate the Borrower or any of its Subsidiaries to execute such mortgages now or in the future).

           8. In order to induce the Lenders to enter into this Waiver, and at the specific request of the Lenders, the Borrower hereby agrees that notwithstanding anything to the contrary contained in the Credit Agreement, including, without limitation, in Section 6,07(b)(i), during the Waiver Period the Borrower may pay regularly accruing dividends with respect to its outstanding Series B Convertible Preferred Stock to the extent permitted at such time by Section 6.07(b)(i) of the Credit Agreement but only through the issuance of additional shares of Series B Convertible Preferred Stock or by accrual or accretion and not in cash; provided that the Borrower may pay any such dividends in cash so long as concurrently with such payment each holder of such Series B Convertible Preferred Stock purchases from the Borrower subordinated debt (having terms and conditions in form and substance satisfactory to the Administrative Agent) in a principal amount, and in exchange for net cash proceeds to the Borrower, equal to the amount of such dividends paid to such holder.

           9. In order to induce the Lenders to enter into this Waiver, the Borrower hereby agrees that notwithstanding anything to the contrary contained in the Credit Agreement, during the Waiver Period the Borrower will not make any Capital Expenditures other than, without duplication, (i) Capital Expenditures which, as of the Waiver Effective Date, the Borrower or any of its Subsidiaries is under a contractual obligation to make during the Waiver Period, (ii) Capital Expenditures related to completed or substantially completed projects for which the Borrower or any of its Subsidiaries is required to make payment during the Waiver Period, (iii) Capital Expenditures related to the completion of the Borrower's hotel currently under construction in Newark, New Jersey, (iv) Capital Expenditures made with the proceeds of Recovery Events, (v) Capital Expenditures made to comply with Section 7 of this Waiver, (vi) maintenance Capital Expenditures and (vii) $5,000,000 in other Capital Expenditures.

           10. In order to induce the Lenders to enter into this Waiver, the Borrower hereby agrees that notwithstanding anything to the contrary contained in the Credit Agreement, the sum of (i) the amount of cash paid during the Waiver Period by the Borrower and its Subsidiaries in the aggregate with respect to transactions permitted pursuant to Sections 6.04, 6.06 and 6.07, other than
(x) like-kind exchanges consummated pursuant to and in compliance with Section 1031 of the Code and (y) dividends paid on the Borrower's Series B Convertible Preferred Stock to the extent reinvested in the Borrower in accordance with the proviso set forth in Section 8 of this Waiver and (ii) Capital Expenditures made by the Borrower and its Subsidiaries during the Waiver Period (other than Capital Expenditures made with the proceeds of Recovery Events), shall not exceed $85,000,000.

           11. In order to induce the undersigned Lenders to enter into this Waiver, the Borrower hereby represents and warrants that (x) no Default or Event of Default exists on the Waiver Effective Date after giving effect to this Waiver and (y) all of the representations and warranties contained in the Credit Agreement shall be true and correct in all material respects as of the Waiver Effective Date after giving effect to this Waiver, with the same effect as though such representations and warranties had been made on and as of the Waiver Effective Date (it being understood that any representation or warranty made as of a specified date shall be required to be true and correct in all material respects only as of such specific date).

           12. This Waiver is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

           13. This Waiver may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

           14. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

           15. This Waiver shall become effective on the date (the "Waiver Effective Date") when the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent at the Notice Office.

           16. From and after the Waiver Effective Date all references in the Credit Agreement and the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                                    * * * * *

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Waiver to be duly executed and delivered as of the date first above written.


                                    WYNDHAM INTERNATIONAL, INC.,

                                    By  /s/ Richard A. Smith
                                       ------------------------------------
                                       Title:

                                    THE CHASE MANHATTAN BANK,
                                       Individually and as Administrative Agent,

                                    By ____________________________________
                                       Title:

                                    J.P. MORGAN SECURITIES INC. (as
                                       successor to Chase Securities Inc.),
                                       as Lead Arranger and Book Manager

                                    By ____________________________________
                                       Title:

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Waiver to be duly executed and delivered as of the date first above written.


                                   WYNDHAM INTERNATIONAL, INC.,

                                   By ____________________________________
                                      Title:

                                   THE CHASE MANHATTAN BANK,
                                      Individually and as Administrative Agent,

                                   By /s/ [ILLEGIBLE]
                                      ------------------------------------
                                      Title: V.P.

                                   J.P. MORGAN SECURITIES INC. (as
                                      successor to Chase Securities Inc.),
                                      as Lead Arranger and Book Manager

                                   By ____________________________________
                                      Title:

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment and Restatement to be duly executed and delivered as of the date first above written.


                                  WYNDHAM INTERNATIONAL, INC.,

                                  By ____________________________________
                                     Title:

                                  THE CHASE MANHATTAN BANK,
                                     Individually and as Administrative Agent,

                                  By ____________________________________
                                     Title:

                                  J.P. MORGAN SECURITIES INC. (as
                                     successor to Chase Securities Inc.),
                                     as Lead Arranger and Book Manager

                                  By /s/ J. Matthew Lyness
                                     ------------------------------------
                                     Title: Managing Director

                                  NAME OF LENDER:

                                  By _____________________________________
                                     Name:
                                     Title:

                                                LANDMARK CDO LIMITED,
                                                By: Aladdin Asset Management LLC
                                                    as Manager


                                                /s/ John Johnson
                                                --------------------------------
                                                John Johnson
                                                Authorized Signatory

                                            Alliance Capital Management L.P., as
                                            Manager on behalf of ALLIANCE
                                            CAPITAL FUNDING, L.L.C. as Assignee
                                            By: ALLIANCE CAPITAL
                                            MANAGEMENT CORPORATION, General
                                            Partner of Alliance Capital
                                            Management L.P.


                                            By: /s/ Kenneth G. Ostmann
                                                ----------------------------
                                                Name: Kenneth G. Ostmann
                                                Title: Vice President

                                Monument Capital Ltd., as Assignee
                                By: Alliance Capital Management L.P.,
                                    as Investment Manager
                                By: Alliance Capital Management Corporation,
                                    as General Partner
                                By:  /s/ Kenneth G. Ostmann
                                    ----------------------------
                                    Name:  Kenneth G. Ostmann
                                    Title: Vice President

                                New Alliance Global CDO, Limited
                                By: Alliance Capital Management L.P.,
                                as Sub-advisor
                                By: Alliance Capital Management Corporation,
                                as General Partner
                                By: /s/ Kenneth G. Ostmann
                                    ------------------------------
                                    Name:  Kenneth G. Ostmann
                                    Title: Vice President

                                                NAME OF LENDER:
                                                    K&H STERLING LLC

                                                By: /s/ Susan Lee
                                                   -----------------------
                                                   Name: Susan Lee
                                                   Title: Authorized Agent

September 27, 2001

Waiver to the Credit Agreement for      AMMC CDO I, LIMITED
Wyndham International, Inc.             By: American Money Management Corp.,
                                            as Collateral Manager

                                        By: /s/ David P. Meyer
                                            -------------------------
                                            Name:  DAVID P. MEYER
                                            Title: VICE PRESIDENT

September 27, 2001
                                      NATIONAL WESTMINISTER BANK PLC
Waiver to the Credit Agreement for      By: NatWest Capital Markets Limited, its
Wyndham International, Inc.                 Agent
                                        By: Greenwich Capital Markets, Inc., its
                                            Agent

                                        By: /s/ Harry Paschalids
                                            --------------------------------
                                            Name:  Harry Paschalids
                                            Title: Assistant Vice President

                                  NAME OF LENDER
                                      AG CAPITAL FUNDING PARTNERS, LP.
                                      BY: ANGELO, GORDON & CO., L.P.,
                                          AS INVESTMENT ADVISOR

                                  By:  /s/ John W. Fraser
                                      -----------------------------
                                      Name:  JOHN W. FRASER
                                      Title: MANAGING DIRECTOR

                                        NAME OF LENDER
                                            NORTHWOODS CAPITAL, LIMITED
                                            BY: ANGELO, GORDON & CO., LP.
                                                AS COLLATERAL MANAGER

                                        By: /s/ John W. Fraser
                                            --------------------------
                                            Name: JOHN W. FRASER
                                            Title: MANAGING DIRECTOR

                                  NAME OF LENDER
                                      NORTHWOODS CAPITAL III, LIMITED
                                      BY: ANGELO, GORDON & CO., L.P.,
                                          AS COLLATERAL MANAGER

                                  By:  /s/ John W. Fraser
                                      -----------------------------
                                      Name:  JOHN W. FRASER
                                      Title: MANAGING DIRECTOR

                                  NAME OF LENDER
                                      NORTHWOODS CAPITAL III, LIMITED
                                      BY: ANGELO, GORDON & CO., L.P.,
                                          AS COLLATERAL MANAGER

                                  By:  /s/ John W. Fraser
                                      -----------------------------
                                      Name:  JOHN W. FRASER
                                      Title: MANAGING DIRECTOR

                               ARES III CLO Ltd.

                               By:  ARES CLO Management, LLC
                               Its: Investment Manager

                               By:  /s/ Christopher N. Jacobs
                                    -------------------------------
                               Name:  Christopher N. Jacobs
                               Title: Vice President

                                     ARES IV CLO LTD.

                                     By:   Ares CLO Management IV, L.P.
                                           Investment Manager

                                     By:   Ares CLO GP IV, LLC
                                     Its:  Managing Member




                                     By:           C. Jacobs
                                           ---------------------------
                                     Name:    Christopher N. Jacobs
                                     Title:      Vice President

                                    ARES Leveraged Investment Fund II, L.P.

                                    By:   ARES Management II, L.P.
                                    Its:  General Partner



                                    By:            C. Jacobs
                                          ------------------------------
                                    Name:     Christopher N. Jacobs
                                    Title:        Vice President

                                    ARES Leveraged Investment Fund, L.P.

                                    By:   ARES Management, L.P.
                                    Its:  General Partner



                                    By:            C. Jacobs
                                          ------------------------------
                                    Name:     Christopher N. Jacobs
                                    Title:        Vice President

                                     NAME OF LENDER: Sankaty Advisors, LLC



                                     By: /s/ Kristin W. Migford
                                         ---------------------------------
                                         Name:  Kristin W. Migford
                                         Title: Managing Director



                                         Sankaty Advisors, LLC as Collateral
                                         Manager for Great Point CLO 1999-1
                                         LTD., as Term Lender



                                         Sankaty High Yield Asset Partners, L.P.



                                         Sankaty High Yield Partners, II, L.P.



                                         Sankaty High Yield Partners, III, L.P.



                                         Sankaty Advisors, Inc. as Collateral
                                         Manager for Brant Point CBO
                                         1999-1 LTD., as Term Lender



                                         Sankaty Advisors, LLC, as Collateral
                                         Manager for Brant Point II CBO 2000-1
                                         LTD., as Term Lender

                                                NAME OF LENDER:



                                                By: /s/ Lisa J. Butler
                                                    ------------------
                                                    Name: Principal
                                                    Title: Bank of America, NA

                                        THE BANK OF NOVA SCOTIA, NEW YORK AGENCY



                                        By: /s/ Bruce Ferguson
                                            -------------------------
                                            Name:  Bruce Ferguson
                                            Title: Managing Director

                                        NAME OF LENDER:

                                        Bear Stearns Investment Products Inc.



                                        By: /s/ Gregory Hanley
                                            -------------------------
                                            Name:  Hanley
                                            Title: Vice President

                                  NAME OF LENDER: Bear Stearns Corp ????



                                  By: /s/ Victor F. Bulzacchell
                                      -------------------------------
                                      Name:  VICTOR F. BULZACCHELL
                                      Title: MANAGING DIRECTOR

                                  NAME OF LENDER: Grayston CLO 2001-01 LTD.

                                  By: Bear Stearns Asset Management as its
                                  Collateral Manager


                                  By: /s/ [ILLEGIBLE]
                                      -------------------------------
                                      Name:  [ILLEGIBLE]
                                      TITLE: Vice President

                                  NAME OF LENDER:

                                       Carlyle High Yield Partners II, Ltd.



                                  By: /s/ Linda M. Pace
                                      ------------------------------------
                                      Name:  LINDA M. PACE
                                      Title: VICE PRESIDENT

                                      NAME OF LENDER:

                                      Carlyle High Yield Partners III, Ltd.



                                      By: /s/ Linda M. Pace
                                          ------------------------------------
                                          Name:  LINDA M. PACE
                                          Title: VICE PRESIDENT

                                       NAME OF LENDER:

                                       Carlyle High Yield Partners, L.P.



                                       By: /s/ Linda M. Pace
                                           ---------------------------------
                                           Name:   LINDA M. PACE
                                           Title:  VICE PRESIDENT

                                 NAME OF LENDER: Credit Lyonnais New York Branch


                                 By: /s/ Rodrick Rohrbach
                                     ---------------------------------------
                                     Name: Rodrick Rohrbach
                                     Title: Sup

                                            NAME OF LENDER:

                                            CSAM FUNDING I



                                            By: /s/ Andrew H. Marshak
                                                ------------------------------
                                                Name:  ANDREW H. MARSHAK
                                                Title: AUTHORIZED SIGNATORY

                                      NAME OF LENDER:

                                      FIRST DOMINION FUNDING I



                                      By: /s/ Andrew H. Marshak
                                          ----------------------------------
                                          Name:  ANDREW H. MARSHAK
                                          Title: AUTHORIZED SIGNATORY

                                        NAME OF LENDER:

                                        FIRST DOMINION FUNDING II


                                        By: /s/ Andrew H. Marshak
                                            -------------------------------
                                            Name:  ANDREW H. MARSHAK
                                            Title: AUTHORIZED SIGNATORY

                                        NAME OF LENDER:

                                        FIRST DOMINION FUNDING III



                                        By: /s/ Andrew H. Marshak
                                            ----------------------------------
                                            Name:  ANDREW H. MARSHAK
                                            Title: AUTHORIZED SIGNATORY

                                      NAME OF LENDER:

                                      CypressTree Investment Partners I, Ltd.,
                                      By: CypressTree Investment Management Co.
                                          as Portfolio Manager


                                      By: /s/ Philip C. Robbins
                                          -------------------------------------
                                          Name:  Philip C. Robbins
                                          Title: Vice President

                                NAME OF LENDER:

                                CypressTree Investment Partners II. Ltd.,
                                By: CypressTree Investment Management Co. Inc.,
                                    as Portfolio Manager


                                By: /s/ Philip C. Robbins
                                    -------------------------------------------
                                    Name:  Philip C. Robbins
                                    Title: Vice President

                              NAME OF LENDER:

                              CypressTree Investment Management Company, Inc.,
                              As: Attorney-in-Fact and on behalf of First
                                  AllAmerica Financial Life Insurance Company as Portfolio Manager

                              By: /s/ Philip C. Robbins
                                  -----------------------------------
                                  Name:  Philip C. Robbins
                                  Title: Vice President

                                        NAME OF LENDER:
                                           K&H CYPRESS TREE-1 LLC

                                        By:    /s/ Susan Lee
                                           ----------------------------
                                           Name:   Susan Lee
                                           Title:  Authorized Agent

                                   North American Senior Floating Rate Fund Inc.
                                         By: Stanfield Capital Partners LLC
                                                   As Subadvisor



                                   By: /s/ Christopher A. Bondy
                                       -----------------------------------------
                                       Name: Christopher A. Bondy
                                       Title: Partner

                                             NAME OF LENDER:

                                             By: /s/ John W. Stelwagon
                                                 ------------------------------
                                                 Name John W. Stelwagon
                                                 Title: Vice President

                                             Institutional Debt Management Inc.,
                                             as collateral manager for:

                                                 ELC (Cayman) Ltd.
                                                 CDO Series 1999-I

                                                 ELC (Cayman) Ltd. 1999-II

                                                 ELC (Cayman) Ltd. 1999-III

BATTERSON PARK CBO I

By: General Re-New England Asset Management,
    Inc., as Collateral Manager

By: /s/ Susan Bosworth
    ---------------------------
    Name:  SUSAN BOSWORTH
    Title: VICE PRESIDENT

                                                  NAME OF LENDER:
                                                    K&H PONDVIEW LLC

                                                  By: /s/ Susan Lee
                                                      --------------------------
                                                      Name: Susan Lee
                                                      Title: Authorized Agent

                                          NAME OF LENDER:
                                                K & H WATERSIDE LLC


                                          By:   /s/ Susan Lee
                                              ---------------------------
                                              Name: Susan Lee
                                              Title: Authorized Agent

NAME OF LENDER:


THE ING CAPITAL SENIOR SECURED HIGH         ARCHIMEDES FUNDING, LLC.
INCOME HOLDINGS FUND, LTD.

BY: ING Capital Advisors LLC,               BY: ING Capital Advisors LLC,
    as Investment Manager                       as Collateral Manager

BY: /s/ Wade T. Winter, CFA                 BY: /s/ Wade T. Winter, CFA
   ---------------------------                 --------------------------
Name: WADE T. WINTER, CFA                   Name: WADE T. WINTER, CFA
Title: VICE PRESIDENT                       Title: VICE PRESIDENT

SEQUILS-ING I (HBDGM), LTD.                 ARCHIMEDES FUNDING II, LTD.

BY: ING Capital Advisors LLC,               BY: ING Capital Advisors LLC,
    as Collateral Manager                       as Collateral Manager

BY: /s/ Wade T. Winter, CFA                 BY: /s/ Wade T. Winter, CFA
   ---------------------------                 --------------------------
Name: WADE T. WINTER, CFA                   Name: WADE T. WINTER, CFA
Title: VICE PRESIDENT                       Title: VICE PRESIDENT

BALANCED HIGH-YIELD FUND II, LTD.           ARCHIMEDES FUNDING IV (CAYMAN), LTD.

BY: ING Capital Advisors LLC,               BY: ING Capital Advisors LLC,
    as Asset Manager                            as Collateral Manager

BY: /s/ Wade T. Winter, CFA                 BY: /s/ Wade T. Winter, CFA
   ---------------------------                 --------------------------
Name: WADE T. WINTER, CFA                   Name: WADE T. WINTER, CFA
Title: VICE PRESIDENT                       Title: VICE PRESIDENT

                                    NAME OF LENDER:
                                        K & H ING-1 LLC


                                    By: /s/ Susan Lee
                                       ------------------------
                                       Name: Susan Lee
                                       Title: Authorized Agent

                                    NAME OF LENDER:
                                        K & H ING-2 LLC


                                    By: /s/ Susan Lee
                                       ------------------------
                                       Name: Susan Lee
                                       Title: Authorized Agent

                                    NAME OF LENDER:
                                        K & H ING-3 LLC


                                    By: /s/ Susan Lee
                                       ------------------------
                                       Name: Susan Lee
                                       Title: Authorized Agent

                                             NAME OF LENDER:

                                             Syndicated Loan Funding Trust,
                                             By: Lehman Commercial Paper Inc net
                                             in its individual capacity but
                                             solely as Asset Manager

                                              By: /s/ Michelle Swanson
                                                  --------------------
                                                  Name:  Michelle Swanson
                                                  Title: Authorized Signatory.

MAINSTAY VP SERIES FUND, INC., ON BEHALF OF ITS
HIGH YIELD CORPORATE BOND PORTFOLIO


By:   MacKay Sheilds LLC
Its:  Investment Advisor


By:   /s/ Robert A. Nisi
      -------------------
      Robert A. Nisi
      General Counsel



WYNDHAM TERM LOAN B: 2,500,000
                     ---------

THE MAINSTAY FUNDS, ON BEHALF OF ITS
HIGH YIELD CORPORATE BOND FUND SERIES


By:    MacKay Sheilds LLC
Its:   Investment Advisor



By:    /s/ Robert A. Nisi
       ------------------
       Robert A. Nisi
       General Counsel



WYNDHAM TERM LOAN B: 2,500,000
                     ---------

                                     MASSMUTUAL HIGH YIELD PARTNERS II LLC
                                     By: HYP Management, Inc. as Managing Member




                                     By: /s/ Mary S. Law
                                         ---------------
                                         VICE PRESIDENT

                                  MASSACHUSETTS MUTUAL LIFE INSURANCE
                                  COMPANY
                                  By: David Babson & Company Inc., as Investment Adviser



                                  By: /s/ Mary S. Law
                                      ---------------
                                      Mary S. Law
                                      MANAGING DIRECTOR

                            PERSEUS CDO I, LIMITED
                            By: David L. Babson & Company Inc. under delegated authority from Massachusetts Mutual Life Insurance Company as Portfolio Manager



                            By: /s/ Mary S. law
                                ---------------------------
                                MARY S. LAW
                                MANAGING DIRECTOR

                        SIMSBURY CLO, LIMITED
                        By: David L. Babson & Company Inc. under delegated authority from Massachusetts Mutual Life Insurance Company as Collateral Manager


                        By: /s/ Mary S. Law
                        -----------------------------------

                                  MARY S. LAW
                               MANAGING DIRECTOR

                                        NAME OF LENDER:


                                        OAK HILL SECURITIES FUND, L.P.

                                        By: Oak Hill Securities GenPar, L.P.
                                            its General Partner

                                        By: Oak Hill Securities MGP, INC.
                                            its General Partner

                                        By: /s/ Scott D. Krase
                                            ---------------------------------
                                            Name:  SCOTT D. KRASE
                                            Title: Vice President

                                        NAME OF LENDER:


                                        OAK HILL CREDIT PARTNERS I LIMITED

                                        By: Oak Hill CLO Management, LLC
                                            its Investment Manager


                                        By: /s/ Scott D. Krase
                                            ---------------------------------
                                            Name:  SCOTT D. KRASE
                                            Title: AUTHORIZED SIGNATORY

                                        NAME OF LENDER:


                                        OAK HILL SECURITIES FUND, L.P.

                                        By: Oak Hill Securities GenPar, II, L.P.
                                            its General Partner

                                        By: Oak Hill Securities MGP, II, INC.,
                                            its General Partner

                                        By: /s/ Scott D. Krase
                                            ---------------------------------
                                            Name:  SCOTT D. KRASE
                                            Title: Vice President

                               NAME OF LENDER:
                               Prospect Street International Fund PCC Ltd.
                               Prospect International Debt Strategy Funs
                               By: Prospect Street Strategic Debt Mgt. Co., Inc.
                                   as Investment Advisor

                               By: /s/ Preston I. Carnes
                                  ------------------------------------
                                  Name: Preston I: Carnes, Jr
                                  Title: Managing Director

              Waiver Signature Page for Wyndham International Inc.


                                   State Street Bank & Trust Company as Trustee
                                   For General Motors, Welfare Benefits Trust


                                   By: /s/ Andrew Blood
                                      ---------------------------
                                      Name: Andrew Blood
                                      Title: Assisstant Secretary

              Waiver Signature Page for Wyndham International Inc.


                             State Street Bank & Trust Company at Trustree For General Motors Employees Global Group Pension Trust

                              By: /s/ Andrew Blood
                                 -------------------------
                                 Name: Andrew Blood
                                 Title: Assistant Secretary

                                             NAME OF LENDER
                                                  K&H LANGDALE LLC.

                                             By: /s/ Susan Dee
                                                ------------------------------
                                                 Name:  Susan Dee
                                                 Title: Authorized Agent

                                  Stanfeld/RMF Translatlantic CDO Ltd.
                                   By: Stanfeld Capital Partners LLC
                                         as its Collateral Manager


                                   By: /s/ Christopher A. Bondy
                                      -----------------------------------
                                      Name: Christopher  A. Bondy
                                      Title:    Partner

                                                Stanfield Arbitrage CDO, Ltd,
                                             By: Stanfield Capital Partners LLC
                                                   as its Collateral Manager

                                           By: /s/ Christopher A. Bondy
                                               --------------------------------
                                               Name:   Christopher A. Bondy
                                               Title:  Partner

                                                  Stanfield CLO Ltd.
                                           By: Stanfield Capital Partners LLC
                                                as its Collateral Manager


                                       By: /s/ Christopher A. Bondy
                                           -------------------------------------
                                           Name: Christopher A. Bondy
                                           Title: Partner

                                                   Windsor Loan Funding, Limited
                                              By: Stanfield Capital Partners LLC
                                                    as its Investment Manager


                                             By:  /s/ Christopher A. Bondy
                                                  ------------------------------
                                                  Name:  Christopher A. Bondy
                                                  Title: Partner

                                     Stein Roe & Farnham Incorporated
                                     As Agent for Keyport Life Insurance Company


                                 By: /s/ James R. Fellows
                                    --------------------------------------------
                                    Name:  James R. Fellows
                                    Title: Sr. Vice President & Portfolio
                                            Manager

                                 Liberty - Stein Roe Advisor Floating Rate
                                 Advantage Fund
                                 by Stein Roe & Farnham Incorporated, as Advisor


                             By: /s/ James R. Fellows
                                 ----------------------------------------------
                                 Name:  James R. Fellows
                                 Title: Sr. Vice President & Portfolio Manager

                                                      SRF 2000 LLC


                                                      By: /s/ Kelly C. Walker
                                                          ----------------------
                                                         Name:  KELLY C. WALKER
                                                         Title: VICE PRESIDENT

                                                  SRF TRADING, INC.

                                                  By: /s/ Kelly C. Walker
                                                      --------------------------
                                                      Name:  KELLY C. WALKER
                                                      Title: VICE PRESIDENT

                             Stein Roe & Farnham CLO I Ltd.,
                             by Stein Roe & Farnham Incorporated,
                             As Portfolio Manager


                             By: /s/ James R. Fellows
                                 ----------------------------------------------
                                 Name:  James R. Fellows
                                 Title: Sr. Vice President & Portfolio Manager

                          Stein Roe Floating Rate Limited Liability Company



                          By: /s/ James R. Fellows
                              ----------------------------------------------
                              Name:  James R. Fellows
                              Title: Senior Vice President
                                     Stein Roe & Farnham Incorporated,
                                     as Advisor to the Stein Roe Floating Rate
                                     Limited Liability Company

                                       NAME OF LENDER:
                                        VAN KAMPEN
                                        PRIME RATE INCOME TRUST
                                        By: Van Kampen Investment Advisory Corp.

                                       By: /s/ Darvin D. Pierce
                                           -----------------------------------
                                           Name:  DARVIN D. PIERCE
                                           Title: EXECUTIVE DIRECTOR

                                       NAME OF LENDER:

                                        VAN KAMPEN CLO II, LIMITED
                                        By: VAN KAMPEN MANAGEMENT INC.,


                                       By: /s/ Darvin D. Pierce
                                           -----------------------------------
                                           Name:  DARVIN D. PIERCE
                                           Title: EXECUTIVE DIRECTOR

                                       NAME OF LENDER:
                                        VAN KAMPEN
                                        SENIOR INCOME TRUST
                                        By: Van Kampen Investment Advisory Corp.

                                       By: /s/ Darvin D. Pierce
                                           -----------------------------------
                                           Name:  DARVIN D. PIERCE
                                           Title: EXECUTIVE DIRECTOR

                                       DEBT STRATEGIES FUND, INC.




                                       By: /s/ Michael A. Brown
                                           -----------------------------------
                                                  MICHAEL BROWN
                                                  AUTHORIZED SIGNATORY

                                        MASTER SENIOR FLOATING RATE TRUST



                                        By: /s/ Michael A. Brown
                                            -----------------------------

                                                MICHAEL BROWN
                                                AUTHORIZED SIGNATORY

                                MERRILL LYNCH GLOBAL INVESTMENT SERIES:
                                INCOME STRATEGIES PORTFOLIO
                                By: Merrill Lynch Investment Managers, L.P.
                                    as Investment Advisor



                                By: /s/ Michael A. Brown
                                    ----------------------------------------

                                        MICHAEL A. BROWN
                                        AUTHORIZED SIGNATORY

                                 MERRILL LYNCH PRIME RATE PORTFOLIO
                                 By: Merrill Lynch Investment Managers, L.P.
                                     As Investment Advisor



                                 By: /s/ Michael A. Brown
                                     -------------------------------
                                     MICHAEL A. BROWN
                                     AUTHORIZED SIGNATORY

                                MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.



                                By: /s/ Michael A. Brown
                                    -----------------------
                                    MICHAEL BROWN
                                    AUTHORIZED SIGNATORY

                                        SENIOR HIGH INCOME PORTFOLIO, INC.


                                        By: /s/ Michael A Brown
                                            ------------------------------
                                                   MICHAEL BROWN
                                                AUTHORIZED SIGNATORY

                                              NAME OF LENDER
                                              MORGAN STANLEY PRIME INCOME TRUST


                                              By: /s/ Peter Gewirtz
                                                  -------------------------
                                                  Name:   Peter Gewirtz
                                                  Title:  Vice President

                                        Crescent/Mach I Partners, L.B.,
                                        by: TCW Asset Management Company,
                                        its Investment Manager



                                        By: /s/ Mark L. Gold
                                            ---------------------------
                                                Mark L. Gold
                                              Managing Director

                                                NAME OF LENDER
                                                KZH CRESCENT LLC,


                                                By; /s/ Susan Lee
                                                    ----------------------------
                                                    Name: Susan lee
                                                    Title: Authorized Agent

                                        NAME OF LENDER:

                                         KZH CRESCENT - 2 LLC



                                        By: /s/ Susan Lee
                                            --------------------------
                                            Name:  Susan Lee
                                            Title: Authorized Agent

                                        NAME OF LENDER:

                                         KZH CRESCENT - 3 LLC



                                        By: /s/ Susan Lee
                                            --------------------------
                                            Name:  Susan Lee
                                            Title: Authorized Agent

                                       SEQUILS L, LTD

                                       By: TCW Advisors, Inc. as its
                                       Collateral Manager

                                       By:   /s/ Mark L. Gold
                                             ----------------------------
                                             Name: Mark L. Gold
                                             Title: Managing Director

                                       By:   /s/ Jonathan I. Berg
                                             ----------------------------
                                             Name: Jonathan I. Berg
                                             Title: Assistant Vice President

                                       SEQUILS IV, LTD

                                       By: TCW Advisors, Inc. as its
                                       Collateral Manager

                                       By:   /s/ Mark L. Gold
                                             ----------------------------
                                             Name: Mark L. Gold
                                             Title: Managing Director

                                       By:   /s/ Jonathan I. Berg
                                             ----------------------------
                                             Name: Jonathan I. Berg
                                             Title: Assistant Vice President

                             TCW LEVERAGED INCOME TRUST IV, L.P.

                             By: TCW (LINC IV), L.L.C.,
                                   as General Partner

                             By:   TCW ASSET MANAGEMENT COMPANY,
                                   as managing member of the General Partner

                             By:   /s/ Mark L. Gold
                                   --------------------------
                             Name: Mark L. Gold
                             Title: Managing Director

                             By:   /s/ Jonathan I. Berg
                                   ----------------------------
                             Name: Jonathan I. Berg
                             Title: Assistant Vice President

                                 TCW SELECT LOAN FUND, LIMITED

                                 By:   TCW Advisors, Inc. as its
                                       Collateral Manager


                                 By:   /s/ Mark L. Gold
                                       --------------------------
                                       Name: Mark L. Gold
                                       Title: Managing Director

                                 By:   /s/ Jonathan I. Berg
                                       ----------------------------
                                       Name: Jonathan I. Berg
                                       Title: Assistant Vice President

                                 NAME OF LENDER:
                                 CAPTIVA II FINANCE LTD.


                                 By:/s/ Alan Corkish
                                    ----------------------------
                                    Name: Alan Corkish
                                    Title: Director

                                 United Of Omaha Life Insurance Company
                                 By: TCW Asset Management Company,
                                 its Investment Advisor


                                 By:   /s/ Mark L. Gold
                                       ----------------------------
                                       Name: Mark L. Gold
                                       Title: Managing Director

                                 By:   /s/ Jonathan I. Berg
                                       ----------------------------
                                       Name: Jonathan I. Berg
                                       Title: Assistant Vice President

                                        NAME OF LENDER:

                                        National Bank of Egypt
                                        New York Branch

                                        By: /s/ N. El Kady
                                            ------------------------------
                                            Name:  Nasser El Kady
                                            Title: General Manager




                                        By: /s/ Carmelo L. Foti
                                            -------------------------------
                                            Name:  Carmelo L. Foti
                                            Title: Vice President